[front cover]
                                  J.P. MORGAN
                          INSTITUTIONAL INTERNATIONAL
                                  EQUITY FUND
                                [jp morgan logo]
                                 Annual Report
                                October 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

December 1, 2000

Dear Shareholder,

    The J.P. Morgan Institutional International Equity Fund had a total return of -5.16% for the year ended October 31, 2000. It was a rough period for many international stocks, as shown by the performance of the Fund's benchmark, the MSCI EAFE Index, which returned -2.90% for the same time period. The Fund's peer group, the Lipper International Funds Average, fared better and posted a 2.70% return.

    The Fund's net asset value on October 31, 2000 was $12.28 per share, decreasing from $13.56 per share at the start of the fiscal period. During the period, the Fund made distributions of approximately $0.16 per share from ordinary income, approximately $0.04 per share from short-term capital gains, and approximately $0.47 per share from long-term capital gains. The Fund's net assets were approximately $433 million on October 31, 2000, while the net assets of the International Equity Portfolio, in which the Fund invests, totaled approximately $484 million.

    This report includes an interview with Nigel Emmett, a member of the portfolio management team for The International Equity Portfolio. Nigel discusses international equity markets in detail, and explains the factors that influenced fund performance during the fiscal period. Nigel also provides insight in regard to positioning the Fund for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at 800-766-7722.

/signature/                             /signature/

Sincerely yours,
Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                 1
Fund Performance                                                           2
Portfolio Manager Q&A                                                      3
Fund Facts & Highlights                                                    5
Financial Statements                                                       6

FUND PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

  There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $1,000,000 invested on October 31, 1990,* would have increased to $1,852,820 on October 31, 2000.

  Another way is to review a fund's average annual total return. This calculation takes the Fund's actual return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change in a fund's value over various time periods, typically one, five, and ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $1,000,000 OVER TEN YEARS*
October 31, 1990-October 31, 2000

Lipper International Funds Average                              $2,490,163
MSCI EAFE Index**                                               $2,062,361
J.P. Morgan Institutional International Equity Fund             $1,852,820

PERFORMANCE

                                             TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS
                                           ------------------  ----------------------------------------------
                                                   ONE                THREE        FIVE        TEN
                                                  YEAR                YEARS        YEARS      YEARS*
AS OF OCTOBER 31, 2000
J.P. Morgan Institutional International
     Equity Fund                                 (5.16)%              7.47%       7.69%        6.36%
MSCI EAFE Index**                                (2.90)%              9.42%       8.65%        7.80%
Lipper International Funds Average                2.70%               9.96%       9.93%        9.30%

AS OF SEPTEMBER 30, 2000
J.P. Morgan Institutional International
     Equity Fund                                  2.64%               6.27%       8.10%        7.97%
MSCI EAFE Index**                                 3.18%               7.39%       8.58%        9.63%
Lipper International Funds Average                10.76%              8.25%      10.37%       10.43%

* The Fund's returns include historical returns of the J.P. Morgan International Equity Fund, which had a higher expense ratio, from June 1, 1990 (the inception date of the J.P. Morgan International Equity Fund), through October 4, 1993 (the inception date of the Fund). The J.P. Morgan Institutional International Equity Fund's annualized return from June 1, 1990 through October 31, 2000 was 5.40%. For purposes of comparison, the "Ten years" returns are calculated from October 31, 1990.

** MSCI EAFE Index is an unmanaged index used to track the average performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. The index does not include fees or expenses and is not available for actual investment.

    Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions and reflect reimbursement of certain fund and portfolio expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Nigel F. Emmett]

    The following is an interview with NIGEL F. EMMETT, vice president and portfolio manager with J.P. Morgan Investment Management's International Equity Group since joining Morgan in 1997. Nigel earned a B.A. degree in economics from Manchester University, and is the holder of a CFA designation. This interview was conducted on November 15, 2000, and reflects Nigel's views on that date.

What impacted international equities the most  this past year?

    At the beginning of this reporting period, the developed markets were focused on the "new economy." This was especially true of the technology and telecommunications sectors, which appreciated substantially in response to investor enthusiasm. As we moved into 2000, however, the focus began to change, and many value stocks returned to favor. Alongside this, there was a general revaluation of many so-called new economy stocks.

    From a global growth perspective, the period began with great strength in developed market economies. Shortly thereafter, banks around the world began to follow the lead of the Federal Reserve, which raised U.S. interest rates six times between June 1999 and May 2000. The European Central Bank (ECB) and the Bank of England, for example, raised rates early in the period in attempts to slow their respective economies.

    During the second half of 2000, the rhetoric changed, and the markets began to focus on the increasingly likely prospect of a soft landing for the global economy. Some notable observers, however, began voicing an opinion that the soft landing might be a bit harder than desired. This contributed to market volatility over the period, and the possibility of a harder than expected landing for the global economy has certainly increased.

    Equity markets reacted negatively and gave up some of the gains achieved in the first half of this reporting period. U.S. dollar investors with international exposure were also hurt by the persistent strength of the dollar relative to foreign currencies. The euro, the sterling, and the yen, for example, all depreciated against the dollar over the period, and led to a negative currency translation back into U.S. dollars.

How were you positioned during this time?

    There are three areas where we seek to add value in the Fund: stock selection, country allocation, and currency management. While country and currency contributions are important, we seek to add the most value from stock selection.

    In terms of these three decisions, country allocation contributed slightly to relative performance over the 12-month period. Here, we benefited most from our decision early in the year to overweight continental Europe and underweight the United Kingdom. As the year progressed, our biggest move was to take money out of continental Europe, which had become expensive, and shift it to Japan, where we believed there were better opportunities. I would point out, however, that we don't initiate large country positions. This would limit our diversification and expose the Fund to greater volatility than we desire.

    Overall stock selection during the period contributed to relative performance, particularly in Japan, where we did very well. During the latter half of the period, however, we were hurt somewhat by stock selection in Europe, particularly in the banking and telecom sectors.

    Currency management detracted from performance. Although we were right to underweight the euro at the beginning of the period, we moved to an overweight position too early in the cycle. While we still think the euro is fundamentally attractive, the market at large maintained a more negative sentiment during the year.

How did some notable stock selections perform?

    Stocks that helped included Ebara, a Japanese machinery company that produces machinery used to control toxic emissions. The company also has a very profitable instrument business. Ironically enough, this stock was hurt earlier in the year by reports of a toxic waste spill at one of the company's plants. We bought it on the downside, and profited when investors re-focused on the value of Ebara's core businesses, and subsequently drove up its stock price.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

    In the U.K., an investment in the consumer household products company, Reckitt-Benckiser, also turned out well. This company was formed recently by a merger between an English and a Dutch company that went extraordinarily well. We anticipated that the new company would enjoy significant merger synergies, but the overall market didn't share our anticipation. This allowed us to buy the stock at attractive prices. When the merged entity proved itself by racking up strong sales and profit growth-- well ahead of its industry peers--the stock experienced robust appreciation.

Where did stock selection serve  to dampen performance?

    Our position in Vivendi, the French conglomerate with exposure in the telecom and environmental areas, hurt us during much of the year. This company's stock took a beating when it announced that it was going to acquire Seagram's, the Canadian beverage and media company. The markets took a negative view of that deal, with investors believing that Vivendi had overpaid. For our part, we don't think that it did. In our view, Vivendi was buying highly valuable music and media content that it could use to make money through its network of electronic delivery systems. We believe that the market will eventually agree that this is so.

    Back in the U.K., one of the stocks that hurt performance, but that we still like, is Dixon's--a consumer electronics retailer. The company suffered from intense price competition over the period, and from its large stake in Freeserve, an Internet portal in the U.K. that experienced certain strategic problems. We continue to hold the stock, confident that management can ease any margin pressures, and, at some point, find a successful route to realize the value of the company's stake in Freeserve.

How might international markets perform going forward, and how are you positioning the Fund accordingly?

    First off, I'd stress that we continue to run sector-neutral strategies, so we aren't making sector bets in the portfolio.

    From a country perspective, we believe that the European Central Bank may continue raising interest rates to contain inflation. This makes us a bit concerned about the near-term direction of the European market. I'd also note that part of the reason there's been strength in the European equity markets is that many of the region's exporting companies have benefited from a weak euro. If the ECB raises rates, and the euro strengthens, these companies will be negatively impacted, hence our decision to underweight continental Europe for the time being.

    Japan remains fundamentally attractive at current price levels; however, we're only slightly overweight Japan. This is due largely to mixed signals from the government, which for the most part is not supporting the kind of economy-wide restructuring that we believe is needed for strong, consistent growth. On a company-by-company basis, however, we're beginning to see some attractive opportunities. We expect to see significant margin enhancements as various companies' management teams come to grips with outstanding problems.

    At the moment, we are underweight the U.K. We do think that the U.K. is fundamentally cheap, but the sterling needs to weaken relative to other currencies, particularly the euro, in order to drive performance forward. This would alleviate some of the margin pressures that many U.K. exporters have experienced. We wouldn't be surprised to see rates come down in the U.K., while they rise in Europe. This would consequently help the sterling.

    Overall, we feel that developed market equities are fairly valued, although there is better value outside of the Unites States. We remain sensitive to the potential impact of a global slowdown, or a hard landing, and are managing the portfolio to mitigate the impact of any negative developments in this regard.

FUND FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan Institutional International Equity Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Fund is designed for investors with a long-term investment horizon. The Fund is also designed for investors who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the MSCI EAFE Index. As an international investment, the Fund is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------
    Commencement of Operations: 10/4/1993
--------------------------------------------------------------------------------
    Fund Net Assets as of 10/31/2000: $432,785,412
--------------------------------------------------------------------------------
    Portfolio Net Assets as of 10/31/2000: $484,173,569
--------------------------------------------------------------------------------
    Capital Gain Dividend Payable Date
      (if applicable): 12/20/2000

EXPENSE RATIO
    The Fund's current annualized expense ratio of 0.95% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder service. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

COUNTRY ALLOCATION
(As a percentage of total investment securities)

Japan                        25.0%
United Kingdom               21.3%
France                       10.8%
Switzerland                   8.9%
Germany                       7.4%
Netherlands                   5.7%
Spain                         4.1%
United States                 3.4%
Sweden                        2.6%
Other                        10.8%

LARGEST COMMON                                                 % OF TOTAL
STOCK HOLDINGS                          COUNTRY                INVESTMENTS
--------------------------------------------------------------------------------
Vodafone Group Plc                   United Kingdom                 3.3%
BP Amoco Plc                         United Kingdom                 2.1%
Telefonica S.A.                      Spain                          2.0%
Vivendi S.A.                         France                         1.9%
Allianz AG                           Germany                        1.8%
Glaxo Wellcome Plc                   United Kingdom                 1.7%
Alcatel S.A.                         France                         1.7%
Nestle S.A.                          Switzerland                    1.6%
Zurich Financial Services AG         Switzerland                    1.5%
Total Fina Elf S.A. Cl B             France                         1.5%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT INSURED BY THE FDIC, ARE NOT BANK DEPOSITS OR OTHER OBLIGATIONS OF THE FINANCIAL INSTITUTION AND ARE NOT GUARANTEED BY THE FINANCIAL INSTITUTION. SHARES OF THE FUND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The Fund invests through a master portfolio (another fund with the same objective). The Fund invests in foreign securities, which are subject to special risks including currency fluctuation and political and economic uncertainty. This may make the Fund more volatile.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2000

ASSETS
Investment in The International Equity
    Portfolio ("Portfolio"), at value                             $428,582,310
Receivable for Shares of Beneficial Interest Sold                    4,438,250
Prepaid Trustees' Fees and Expenses                                        955
Prepaid Expenses and Other Assets                                        1,086
                                                                 -------------
TOTAL ASSETS                                                       433,022,601
                                                                 -------------
LIABILITIES
Payable for Shares of Beneficial Interest Redeemed                     119,068
Shareholder Servicing Fee Payable                                       36,380
Administrative Services Fee Payable                                      8,706
Fund Services Fee Payable                                                  308
Administration Fee Payable                                                 142
Accrued Expenses and Other Liabilities                                  72,585
                                                                 -------------
TOTAL LIABILITIES                                                      237,189
                                                                 -------------
NET ASSETS
Applicable to 35,243,156 Shares of Beneficial
    Interest Outstanding (par value
    $0.001, unlimited shares authorized)                          $432,785,412
                                                                 =============
Net Asset Value, Offering and Redemption Price Per Share                $12.28
                                                                 =============
ANALYSIS OF NET ASSETS
Paid-in Capital                                                   $347,753,384
Distributions in Excess of Net Investment Income                     (743,914)
Accumulated Net Realized Gain on Investment                         34,654,202
                                                                 -------------
Net Unrealized Appreciation of Investment                           51,121,740
NET ASSETS                                                        $432,785,412
                                                                 =============

      The Accompanying Notes are an Integral Part of the Financial Statements.
  6

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
INCOME
Allocated Investment Income from Portfolio                      $   7,167,045
Allocated Portfolio Expenses                                      (3,944,430)
                                                                --------------
     Investment Income                                             3,222,615
                                                                --------------
FUND EXPENSES
Shareholder Servicing Fee                                             492,491
Administrative Services Fee                                           120,035
Financial and Fund Accounting Services Fee                             38,575
Transfer Agent Fees                                                    21,251
Printing Fees                                                          17,647
Registration Fees                                                      16,896
Profesional Fees                                                       15,874
Fund Services Fee                                                       7,871
Trustees' Fees and Expenses                                             5,651
Administration Fee                                                      5,576
Miscellaneous                                                          12,582
                                                                --------------
     Total Fund Expenses                                              754,449
                                                                --------------
NET INVESTMENT INCOME                                               2,468,166
                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM PORTFOLIO           34,621,121
                                                                 -------------
NET CHANGE IN UNREALIZED APPRECIATION
    ON INVESTMENT ALLOCATED FROM PORTFOLIO                        (56,384,027)
                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(19,294,740)
                                                                 =============

The Accompanying Notes are an Integral Part of the Financial Statements.
   7

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED OCTOBER 31
INCREASE (DECREASE) IN NET ASSETS                                 2000                  1999
FROM OPERATIONS
Net Investment Income                                        $   2,468,166        $   3,329,452
Net Realized Gain on Investment Allocated from Portfolio        34,621,121            22,992,213
Net Change in Unrealized Appreciation of
   Investment Allocated from Portfolio                         (56,384,027)           62,017,713
                                                             ---------------      -----------------
     Net Increase (Decrease) in Net
       Assets Resulting from Operations                        (19,294,740)           88,339,378
                                                             ---------------       ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                           (5,509,145)          (10,530,707)
Net Realized Gain                                              (17,820,025)                -
                                                             ---------------        -------------
     Total Distributions to Shareholders                       (23,329,170)          (10,530,707)
                                                             ---------------       --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold               327,741,513            205,987,383
Reinvestment of Distributions                                   15,916,320             5,087,091
Cost of Shares of Beneficial Interest Redeemed                 (339,443,370)         (184,679,259)
                                                              --------------       ---------------
     Net Increase from Transactions in
       Shares of Beneficial Interest                            4,214,463             26,395,215
                                                               -------------      ----------------
     Total Increase (Decrease) in Net Assets                   (38,409,447)           104,203,886
                                                              --------------      ----------------
NET ASSETS
Beginning of Year                                              471,194,859            366,990,973
                                                              --------------       ----------------
End of Year                                                   $ 432,785,412        $  471,194,859
                                                              ==============       ================
Undistributed Net Investment Income                                 -                 $3,081,025
                                                              ==============       ================
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                              23,795,666            16,683,010
Shares of Beneficial Interest Reinvested                        1,136,880               444,914
Shares of Beneficial Interest Redeemed                        (24,431,524)           (15,110,645)
                                                             ---------------       ----------------
Net Increase in Shares of Beneficial Interest                    501,022               2,017,279
                                                             ===============       ================

     The Accompanying Notes are an Integral Part of the Financial Statements.
 8

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH YEAR ARE AS FOLLOWS:

                                                                              FOR THE YEARS ENDED OCTOBER 31
                                                          2000            1999            1998             1997           1996
                                                        -------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR             $13.56          $11.21          $11.39           $11.43         $10.44
                                                   -------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.05            0.19            0.32             0.17           0.12
Net Realized and Unrealized Gain (Loss)
  on Investment                                          (0.66)           2.51            0.20             0.24           1.17
                                                   -------------------------------------------------------------------------------
Total From Investment Operations                         (0.61)           2.70            0.52             0.41           1.29
                                                   -------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net Investment Income                                (0.16)          (0.35)          (0.35)           (0.25)         (0.24)
    Net Realized Gain                                    (0.51)            -             (0.35)           (0.20)         (0.06)
                                                   -------------------------------------------------------------------------------
Total Distributions to Shareholders                      (0.67)          (0.35)          (0.70)           (0.45)         (0.30)
                                                   -------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF YEAR                   $12.28          $13.56          $11.21           $11.39         $11.43
                                                   ===============================================================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                             (5.16)%         24.70%           4.95%            3.71%         12.54%
   Net Assets, End of Year (in thousands)                $432,785        $471,195        $366,991         $614,659       $726,864
Ratios to Average Net Assets
    Net Expenses                                          0.95%           0.95%           0.97%            0.93%          0.95%
    Net Investment Income                                 0.50%           0.81%           0.92%            1.32%          1.24%
    Expenses without Reimbursement and
        including Interest Expense                        0.95%           0.95%           0.97%            0.93%          0.96%
    Interest Expense                                        -               -             0.01%              -              -

The Accompanying Notes are an Integral Part of the Financial Statements.
 9

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--J.P. Morgan Institutional International Equity Fund (the "Fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on October 4, 1993.

    The Fund invests all of its investable assets in The International Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 88.50% at October 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    SECURITY VALUATION--Valuation of securities by the Portfolio is discussed in
Note 1 of the Portfolio's Notes to Financial Statements that are included elsewhere in this report.

    INVESTMENT INCOME--The Fund earns income, net of expenses, daily on its investment in the Portfolio. All net investment income, realized and unrealized gains and losses of the Portfolio is allocated pro-rata among the Fund and other investors in the Portfolio at the time of such determination.

    EXPENSES--Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the net assets of each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are paid annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADMINISTRATIVE SERVICES--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which J.P. Morgan Investment Management Inc. ("JPMIM") acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    ADMINISTRATION--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    SHAREHOLDER SERVICING--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.

    FUND SERVICES--The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of PGI.

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $1,500.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES
    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid-in-capital. During the year ended October 31, 2000, the following reclassifications were made: undistributed net investment income was decreased by $783,960, accumulated net realized gain on investment was increased by $773,116, and paid-in-capital was increased by $10,844. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

--------------------------------------------------------------------------------
4. BANK LOANS
    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates and a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount.

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK
    From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS
    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan Institutional International Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional International Equity Fund (one of the series constituting part of the J.P. Morgan Institutional Funds, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

THE INTERNATIONAL EQUITY PORTFOLIO
Annual Report October 31, 2000

(The following pages should be read in conjunction with J.P. Morgan Institutional International Equity Fund Annual Financial Statements)

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 95.5%
AUSTRALIA - 1.8%
 116,026  AMP Ltd.(s)                                           $    1,045,436
  98,091  Australia & New Zealand Banking Group Ltd.(s)                724,247
 109,549  Broken Hill Proprietary Co.(s)                             1,061,433
  65,758  Commonwealth Bank of Australia(s)                            978,159
 284,901  CSR Ltd.(s)                                                  583,235
  79,357  Lend Lease Corp. Ltd.(s)                                     928,641
  62,600  Lion Nathan Ltd.(s)                                          122,281
  52,109  National Australia Bank Ltd.(s)                              723,586
  33,762  OneSteel Ltd.(s)(+)                                           16,094
 310,200  Southcorp Ltd.(s)                                            801,056
 308,252  Telstra Corp. Ltd.(s)                                      1,005,572
  33,253  Westpac Banking Corp.                                        226,982
 124,105  WMC Ltd.(s)                                                  474,235
                                                                ------------------
                                                                     8,690,957
                                                                ------------------
BELGIUM - 0.2%
 38,850  Agfa Gevaert NV(s)                                           803,475
  2,775  Real Software(s)                                              47,065
                                                                ------------------
                                                                      850,540
                                                                ------------------
DENMARK - 0.3%
  6,827  Novo Nordisk A.S.(s)                                       1,446,085
                                                                ------------------
FINLAND - 2.2%
 125,819  Nokia Oyj(s)                                               5,171,184
 116,000  Sonera Oyj                                                 2,552,433
 241,324  Stora Enso Oyj - R Shares(s)                               2,468,634
  17,202  Tietoenator Oyj(s)                                           330,247
                                                                ------------------
                                                                    10,522,498
                                                                ------------------
FRANCE - 10.8%
 129,438  Alcatel S.A.(s)                                             7,888,281
  16,209  Axa(s)                                                      2,143,248
  25,244  BNP Paribas(s)                                              2,173,920
  52,174  Carrefour S.A.(s)                                           3,498,019
  33,356  Christian Dior S.A.(s)                                      1,693,529
  60,066  Fimatex(s)(+)                                                 646,583
  17,899  Genset S.A.(s)(+)                                             890,550
  30,730  Groupe Danone(s)                                            4,292,511
  25,373  Lafarge(s)                                                  1,871,038
  17,144  Lagardere S.C.A.(s)                                           972,142
  28,744  Renault S.A.(s)                                             1,427,698
  12,165  Technip S.A.(s)                                             1,554,909
  48,734  Total Fina Elf S.A. Cl B(s)                                 6,964,360
  30,295  Vinci(s)                                                    1,521,426
 132,954  Vivendi Environnement(s)(+)                                 4,958,448
 123,819  Vivendi S.A.(s)                                             8,889,193
                                                                ------------------
                                                                      51,385,855
                                                                ------------------
GERMANY - 6.9%
 25,672  Allianz AG(s)                                                8,694,056
 77,936  BASF AG(s)                                                   3,051,909

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

 62,558  Bayer AG(s)                                              $    2,712,190
 67,824  Commerzbank AG(s)                                             1,911,466
 10,410  Consors Discount-Broker AG(s)(+)                                838,235
 19,084  Deutsche Bank AG(s)                                           1,560,624
 60,979  Deutsche Telekom AG(s)                                        2,287,101
 55,024  Dresdner Bank AG(s)                                           2,289,947
 61,412  E.ON AG(s)                                                    3,116,927
 17,300  Intershop Communications AG(s)(+)                               762,502
    139  Primacom AG(s)(+)                                                 2,720
  2,900  SAP AG(s)                                                       476,615
 36,407  Schering AG(s)                                                2,036,669
 23,621  Siemens AG(s)                                                 3,004,180
                                                                ------------------
                                                                      32,745,141
                                                                ------------------
HONG KONG - 2.1%
 460,200  Bank Of East Asia(s)                                         1,041,470
 33,000  Cheung Kong Holdings Ltd.(s)                                    364,946
 200,000  China Mobile (Hong Kong) Ltd.(s)(+)                          1,288,610
 363,000  Hong Kong Electric Holdings Ltd.(s)                          1,198,504
 263,200  Hutchison Whampoa Ltd.(s)                                    3,265,069
 400,463  Pacific Century CyberWorks Ltd.(s)(+)                          308,084
 350,000  SmarTone Telecommunications Holding Ltd.(s)                    518,329
 221,000  Sun Hung Kai Properties Ltd.(s)                              1,827,712
 662,000  SUNeVision Holdings Ltd.(s)(+)                                 324,672
                                                                ------------------
                                                                      10,137,396
                                                                ------------------
IRELAND - 0.1%
 71,498  Irish Life & Permanent Plc(s)                                   715,707
                                                                ------------------
ITALY - 2.4%
 270,856  Credito Emiliano SPA(s)                                      1,039,988
 448,416  ENI SPA(s)                                                   2,424,898
  97,314  Mediolanum SPA(s)                                            1,424,490
 343,726  Telecom Italia SPA(s)                                        3,976,827
 516,272  Unicredito Italiano SPA(s)                                   2,625,557
                                                                ------------------
                                                                      11,491,760
                                                                ------------------
JAPAN - 25.0%
 10,400  Advantest Corp.(s)                                            1,355,362
  8,600  Aiful Corp.(s)                                                  677,351
 163,000 Ajinomoto Co., Inc.(s)                                       1,821,229
  37,000 Asahi Breweries, Ltd.(s)                                        365,290
 174,000  Bank of Fukuoka Ltd.(s)                                        854,144
 226,000  Bank of Tokyo-Mitsubishi, Ltd.(s)                            2,709,351
 103,000  Daiwa Securities Group Inc.(s)                               1,140,462
      67  DDI Corp.(s)                                                   314,168
 223,000  Ebara Corp.(s)                                               3,461,718
 176,000  Fuji Heavy Industries Ltd.(s)                                1,225,021
 158,000  Fujitsu Ltd.(s)                                              2,813,005
   5,100  Hitachi Software Engineering Co., Ltd.(s)                      551,149
 302,000  Hitachi, Ltd.(s)                                             3,236,011
  54,000  Honda Motor Co., Ltd.(s)                                     1,864,456
  16,000  Ito-Yokado Co., Ltd.(s)                                        722,410
      69  Japan Tobacco Inc.(s)                                          473,945
  43,000  Kaken Pharmaceutical Co. Ltd.(s)                               255,976

    The Accompanying Notes are an Integral Part of the Financial Statements.
14

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
   19,000  KAO Corp.(s)                                               $   568,877
1,406,000  Kawasaki Steel Corp.(s)                                      1,377,800
  291,000  Kubota Corp.(s)                                                978,084
    3,000  Macnica Inc.(s)                                                339,317
   70,000  Marui Co., Ltd.(s)                                           1,032,146
  209,000  Matsushita Electric Industrial Co., Ltd.(s)                  6,067,681
  243,000  Minebea Co., Ltd.(s)                                         2,425,772
  985,000  Mitsubishi Chemical Corp.(s)                                 3,112,236
  420,000  Mitsubishi Corp.(s)                                          3,461,854
  137,000  Mitsubishi Estate Co. Ltd.(s)                                1,455,445
      333  Mizuho Holdings Inc.(s)(+)                                   2,558,723
   29,000  Namco Ltd.(s)                                                  748,970
  173,000  NEC Corp.(s)                                                 3,295,540
    9,400  Nintendo Co., Ltd.(s)                                        1,553,897
   83,000  Nippon Meat Packers, Inc.(s)                                 1,052,038
   51,000  Nippon Sheet Glass Co., Ltd.(s)                                775,346
      743  Nippon Telegraph and Telephone Corp.(s)(+)                   6,757,020
  627,000  Nippon Yusen Kabushiki Kaisha(s)                             2,940,049
  423,000  Nishimatsu Construction Co., Ltd.(s)                         1,336,523
  536,000  Nissan Motor Co., Ltd.(s)(+)                                 3,676,747
   29,000  Nisshin Steel Co., Ltd.(s)                                      22,310
  182,000  Nomura Securities Co., Ltd.(s)                               3,858,686
   25,000  Omron Corp.(s)                                                 615,899
   13,200  Oriental Land Co., Ltd.(s)                                     797,875
  420,000  Osaka Gas Co., Ltd.(s)                                       1,034,710
    3,600  Paris Miki Inc.(s)                                             148,365
   27,000  Pioneer Corp.(s)                                               835,791
   15,200  Promise Co., Ltd.(s)                                         1,140,104
  105,000  Ricoh Co., Ltd.(s)                                           1,615,533
    8,900  Rohm Co. Ltd.(s)                                             2,242,321
  128,000  Sekisui House, Ltd.(s)                                       1,352,798
  131,000  Snow Brand Milk Products Co., Ltd.(s)                          475,098
    8,200  Softbank Corp.(s)                                              491,895
   52,100  Sony Corp.(s)                                                4,160,747
  151,000  Sumitomo Bank Ltd.(s)                                        1,832,356
  134,000  Sumitomo Rubber Industries, Ltd.(s)                            638,154
  307,000  Sumitomo Trust & Banking Co., Ltd.(s)                        2,361,755
   73,000  Suzuki Motor Co.(s)                                            782,214
  183,000  Taiheiyo Cement Corp.(s)                                       284,916
  102,000  Takeda Chemical Industries, Ltd.(s)                          6,716,549
    7,000  TDK Corp.(s)                                                   705,193
   89,000  Tokio Marine & Fire Insurance Co., Ltd.(s)                     983,002
  170,000  Tokuyama Corp.(s)                                              703,727
   73,300  Tokyo Electric Power Co.(s)                                  1,778,963
  387,000  Tokyo Gas Co., Ltd.(s)                                       1,010,120
   97,200  Tokyo Steel Manufacturing Co., Ltd.(s)                         396,135
  121,000  Tostem Corp.(s)                                              1,761,975
  125,800  Toyota Motor Corp.(s)                                        5,023,244
  110,000  UNY Co., Ltd.(s)                                             1,347,926
   14,000  Welfide Corp.(s)                                               100,650
      697  West Japan Railway Co.(s)                                    2,859,749
   19,000  Yamanouchi Pharmaceutical Co., Ltd.(s)                         859,603

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

 146,000  Yasuda Fire & Marine Insurance Co., Ltd.(s)                $   752,798
 15,000  York-Benimaru Co., Ltd.(s)                                      362,671
                                                                     ------------
                                                                      119,408,945
                                                                     ------------
NETHERLANDS - 5.7%
 76,292  ASM Lithography Holding NV(s)(+)                              2,082,866
 32,385  Buhrmann NV(s)                                                  883,876
 80,563  Getronics NV(s)                                                 904,780
 35,441  Heineken Holding NV(s)                                        1,261,673
 19,416  Heineken NV(s)                                                1,053,250
 55,423  ING Groep NV(s)                                               3,801,347
171,782  Koninklijke Philips Electronics NV(s)                         6,742,858
 16,074  Lycos Europe NV(s)(+)                                           137,606
 25,235  Numico NV(s)                                                  1,178,546
 76,487  Royal Dutch Petroleum Co.(s)                                  4,531,002
141,712  Royal KPN NV(s)                                               2,867,152
 56,473  United Pan-Europe Communication NV(s)(+)                        988,445
 20,464  VNU NV(s)                                                       962,665
                                                                   -------------
                                                                      27,396,066
                                                                   -------------
NEW ZEALAND - 0.3%
 473,089  Lion Nathan Ltd.(s)                                            910,545
 222,000  Telecom Corp. of New Zealand(s)                                491,591
                                                                   -------------
                                                                       1,402,136
                                                                   -------------
SINGAPORE - 0.8%
 120,000  City Developments(s)                                           553,688
 141,265  DBS Group Holdings Ltd.(s)                                   1,665,728
 99,000  Singapore Airlines Ltd.(s)                                      992,538
 53,000  Singapore Press Holdings(s)                                     757,790
                                                                   -------------
                                                                       3,969,744
                                                                   -------------
SPAIN - 4.1%
 33,942  Acerinox S.A.(s)                                                943,345
 51,390  Amadeus Global Travel Distribution(s)(+)                        419,466
 316,394 Banco Bilboa Vizcaya Argentaria S.A.(s)                       4,210,363
  75,920 Endesa S.A.(s)                                                1,235,518
 125,342 Iberdrola S.A.(s)                                             1,530,919
 103,615 Repsol YPF S.A.(s)                                            1,644,069
 513,160 Telefonica S.A.(s)(+)                                         9,773,440
                                                                   -------------
                                                                      19,757,120
                                                                   -------------
SWEDEN - 2.6%
 38,113   Autoliv, Inc. SDR(s)                                           833,009
 330,661  Ericsson LM Cl B(s)                                          4,389,013
 278,061  Skandia Forsakrings AB(s)                                    4,703,727
 150,798  Skandinaviska Enskilda Cl A(s)                               1,775,865
 71,058   Tele1 Europe Holding AB(s)(+)                                  546,054
                                                                   -------------
                                                                      12,247,668
                                                                   -------------
SWITZERLAND - 8.9%
 15,881  ABB Ltd.(s)                                                   1,410,928
 15,742  Carrier1 International S.A.(s)(+)                               380,274
    993  CIE Financiere Richemont AG, A Units(s)                       2,761,248
 14,634  Credit Suisse Group(s)                                        2,742,705
  3,779  Nestle S.A.(s)                                                7,828,694

The Accompanying Notes are an Integral Part of the Financial Statements.
 15

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
   4,352  Novartis(s)                                             $   6,600,247
     618  Roche Holding AG(s)                                         5,643,490
     590  SGS Societe Generale de Surveillance
           Holding S.A.(s)                                              721,873
     814  The Swatch Group AG Cl B(s)                                 1,077,426
  43,222  USB AG(s)                                                   5,985,361
  15,086  Zurich Financial Services AG(s)                             7,299,271
                                                                   ------------
                                                                     42,451,517
                                                                   ------------
UNITED KINGDOM - 21.3%
   77,073  3I Group Plc(s)                                             1,751,405
   52,300  Amvescap Plc(s)                                             1,169,479
  127,500  ARM Holdings Plc(s)(+)                                      1,258,893
   18,400  Astrazeneca Plc(s)                                            862,425
  208,983  BAE Systems Plc(s)                                          1,187,990
   55,657  Bank of Scotland(s)                                           519,638
  247,677  BG Group Plc(s)                                               992,578
  343,600  Billiton Plc(s)                                             1,312,136
   12,500  Bookham Technology Plc(s)(+)                                  411,827
1,190,812  BP Amoco Plc(s)                                            10,106,427
  155,390  British American Tobacco(s)                                 1,089,783
  252,800  British Energy Plc(s)                                         660,723
  171,086  British SKY Broadcasting Plc(s)(+)                          2,471,766
   97,000  British Telecommunications Plc(s)                           1,138,028
   81,486  Cable & Wireless Plc(s)                                     1,153,606
  106,600  Cadbury Schweppes Plc(s)                                      659,381
  116,018  Carphone Warehouse Group Plc(s)(+)                            298,173
   39,000  Celltech Group Plc(+)(s)                                      775,810
  219,593  Dixons Group Plc(s)                                           653,645
   31,103  Exel Plc(s)                                                   532,459
   94,400  Gallagher Group Plc(s)                                        553,077
  276,700  Glaxo Wellcome Plc(s)                                       7,971,145
  193,500  Glynwed International Plc(s)                                  511,355
  197,232  Granada Compass Plc(s)(+)                                   1,708,274
  246,300  Hanson Plc(s)                                               1,299,986
  230,600  Hays Plc(s)                                                 1,259,812
  178,900  Hilton Group Plc(s)                                           497,450
  457,031  HSBC Holdings Plc(s)                                        6,516,689
   49,176  Johnson Matthey Plc(s)                                        767,594
  247,677  Lattice Group Plc(s)(+)                                       528,656
  656,200  Legal & General Group Plc(s)                                1,634,069
  405,387  Lloyds TSB Group Plc(s)                                     4,132,157
   27,400  Logica Plc(s)                                                 811,218
  137,800  Marconi Plc(s)                                              1,740,757
  368,912  MFI Furniture Group Plc(s)                                    294,615
  211,421  Northern Foods(s)                                             343,824
  105,257  Nycomed Amersham Plc(s)                                       942,988
   54,400  Pearson Plc(s)                                              1,460,514
  335,200  QXL.com Ricardo Plc(s)(+)                                     130,196
   30,900  Railtrack Group Plc(s)                                        478,284
  146,193  Reckitt Benckiser Plc(s)                                    1,923,201
   91,749  Reuters Group Plc(s)                                        1,787,819

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

 344,154  Royal & Sun Alliance Insurance Group(s)                  $ 2,451,104
 145,700  Royal Bank of Scotland(s)                                  3,272,802
  80,800  Scottish & Newcastle Plc(s)                                  553,762
 189,000  ScottishPower Plc(s)                                       1,420,176
  66,000  Severn Trent Plc(s)                                          704,371
 310,300  SmithKline Beecham Plc(s)                                  4,009,975
  87,900  Standard Chartered(s)                                      1,268,660
 933,400  Tesco Plc(s)                                               3,561,070
 170,600  TI Group Plc(s)                                              921,493
  55,800  United News & Media Plc(s)                                   698,817
 3,791,901 Vodafone Group Plc(s)                                    15,788,116
 154,000  Williams Plc(s)                                              737,912
                                                                 -------------
                                                                   101,688,110
                                                                 --------------
TOTAL COMMON STOCKS                                                456,307,245
                                                                 --------------
   (Cost $396,833,458)

PREFERRED STOCKS - 1.1%
AUSTRALIA - 0.6%
 299,158  News Corp. Ltd.(s)                                         2,681,572
                                                                  -------------
GERMANY - 0.5%
    940  MLP AG(s)                                                     127,081
  3,800  SAP AG(s)                                                     764,992
 51,765  Volkswagen AG(s)                                            1,506,705
                                                                  -------------
                                                                     2,398,778
                                                                   ------------
TOTAL PREFERRED STOCKS                                               5,080,350
                                                                   ------------
   (Cost $4,530,665)

RIGHTS(Z)
UNITED KINGDOM(z)
 1,079  Logica Plc(s)(+)                                               31,021
                                                                    -----------
   (Cost $17,991)

SHORT-TERM INVESTMENTS - 3.4%
INVESTMENT COMPANIES - 3.1%
 14,710,452  Hamilton Money Fund                                   14,710,452
                                                                  -------------
U.S. TREASURY SECURITIES - 0.3%
 $ 1,530,000  U.S. Treasury Bills, 6.11%, 3/22/01(s)(y)             1,493,510
                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS                                       16,203,962
                                                                  -------------
  (Cost $16,204,745)
TOTAL INVESTMENT SECURITIES - 100.0%                             $477,622,578
                                                                 ==============
   (Cost $417,586,859)

    The Accompanying Notes are an Integral Part of the Financial Statements.
 16

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                  NET UNREALIZED
CONTRACTS                SETTLEMENT           SETTLEMENT                           APPRECIATION
TO BUY                   DATE                 VALUE               VALUE           (DEPRECIATION)
---------------------------------------------------------------------------------------------------
   89,296,685  EUR      12/13/00            $76,685,597         $ 75,840,291        $ (845,306)
    2,810,000  EUR
for 268,876,580 JPY     12/13/00             2,454,081            2,386,552           (67,529)
    1,650,756  GBP
for 2,760,000  EUR      12/13/00             2,344,087            2,399,183            55,096
    2,407,000  GBP      12/13/00             3,536,605            3,498,296           (38,309)
1,178,105,419  JPY      12/13/00            11,019,170           10,874,094          (145,076)
  268,070,000  JPY
for 2,993,389  EUR      12/13/00             2,542,306            2,474,327           (67,979)
   23,458,344  SEK
for 2,760,000  EUR      12/13/00             2,344,087            2,349,496             5,409
  198,754,870  JPY
for 1,282,000  GBP      12/13/00             1,863,239            1,834,538           (28,701)
                                      -------------------------------------------------------------
                                          $102,789,172         $101,656,777        $(1,132,395)
                                      =============================================================

                                                                                  NET UNREALIZED
CONTRACTS                SETTLEMENT           SETTLEMENT                           APPRECIATION
TO SELL                  DATE                 VALUE               VALUE           (DEPRECIATION)
---------------------------------------------------------------------------------------------------
    4,272,623  AUD       12/13/00             $ 2,357,206      $  2,215,103         $  142,103
   21,075,633  CHF       12/13/00              12,054,028        11,769,792            284,236
   41,918,000  EUR       12/13/00              36,025,084        35,601,247            423,837
    4,228,000  GBP       12/13/00               6,114,994         6,144,909           (29,915)
2,133,333,320  JPY       12/13/00              19,943,000        19,690,995            252,005
   17,824,203  SEK       12/13/00               1,837,736         1,785,203             52,533
                                      -------------------------------------------------------------
                                              $78,332,048       $77,207,249         $1,124,799
                                      =============================================================

FUTURES CONTRACTS

                                                                   NET UNREALIZED
                             EXPIRATION     UNDERLYING FACE        APPRECIATION
PURCHASED                    DATE           AMOUNT AT VALUE        (DEPRECIATION)
----------------------------------------------------------------------------------------
 237  DJ Euro Stoxx 50
        Index Futures       December 2000    $10,267,055             $225,925
   1  FTSE 100 Index
        Futures             December 2000         94,236                  358
  15  Hang Seng
        Index Futures       November 2000      1,446,609                  794
  60  Topix Index Futures   December 2000      7,577,617             (176,573)
                                           --------------------------------------------
                                              $19,385,517            $  50,504
                                           ============================================

                                                                   NET UNREALIZED
                             EXPIRATION     UNDERLYING FACE        APPRECIATION
SOLD                         DATE           AMOUNT AT VALUE        (DEPRECIATION)
                                           --------------------------------------------
 10 SPI Futures              December 2000     $424,870              $1,559
                                           ============================================

MARKET SECTORS                                                    % OF TOTAL
(UNAUDITED)                                                      INVESTMENTS

INDUSTRIAL CYCLICAL                                                  18.6%
FINANCE                                                              15.3%
TELECOMMUNICATIONS                                                   10.8%
CONSUMER CYCLICAL                                                     8.3%
PHARMACEUTICALS                                                       8.0%
INSURANCE                                                             6.5%
ENERGY                                                                5.6%
CONSUMER STABLE                                                       5.4%
SOFTWARE & SERVICES                                                   5.4%
SHORT-TERM INVESTMENTS                                                3.4%
UTILITIES                                                             3.0%
RETAIL                                                                3.0%
SEMICONDUCTORS                                                        2.9%
CONSUMER SERVICES                                                     2.9%
OTHER                                                                 0.9%

AUD - Australian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SDR - Swedish Depositary Receipt
SEK - Swedish Krona
(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(y)  Yield to maturity
(z)  Percentage less than 0.05%
(+)  Non-income producing security


The Accompanying Notes are an Integral Part of the Financial Statements.
 17

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2000

ASSETS
Investments at  Value (Cost $417,586,859)                          $477,622,578
Foreign Currency at Value (Cost $6,106,171)                           6,097,946
Receivable for Investments Sold                                       2,258,032
Unrealized Appreciation of Forward Foreign Currency Contracts         1,783,536
Foreign Tax Reclaim Receivable                                        1,062,169
Dividend and Interest Receivable                                        918,151
Variation Margin Receivable                                             117,316
Prepaid Trustees' Fees and Expenses                                         156
Prepaid and Other Assets                                                  1,304
                                                                   ------------
TOTAL ASSETS                                                        489,861,188
                                                                   ------------
LIABILITIES
Payable for Investments Purchased                                     3,318,700
Unrealized Depreciation of Forward Foreign Currency Contracts         1,791,132
Advisory Fee Payable                                                    243,173
Administration Service Fee Payable                                        9,699
Fund Services Fee Payable                                                   344
Administration Fee Payable                                                  307
Accrued Expenses and Other Liabilities                                  324,264
                                                                   ------------
TOTAL LIABILITIES                                                     5,687,619
                                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests                      $484,173,569
                                                                   ============

     The Accompanying Notes are an Integral Part of the Financial Statements.
18

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
INCOME
Dividend Income (Net of Foreign Withholding
  Tax of $1,199,636)                                                $7,324,128
Interest Income                                                        708,910
 .                                                                   -----------
     Investment Income                                               8,033,038
 .                                                                   -----------
EXPENSES
Advisory Fee                                                         3,312,702
Custodian Fees and Expenses                                            887,856
Administrative Services Fee                                            134,468
Professional Fees                                                       54,269
Printing Expenses                                                       10,000
Fund Services Fee                                                        8,841
Trustees' Fees and Expenses                                              6,803
Administration Fee                                                       4,108
Miscellaneous                                                            1,548
                                                                    ----------
     Total Expenses                                                  4,420,595
                                                                    ----------
NET INVESTMENT INCOME                                                3,612,443
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON
Investment Transactions                                             41,050,835
Futures Contracts                                                    5,013,135
Foreign Currency Contracts and Transactions                        (2,230,589)
                                                                   -----------
     Net Realized Gain                                              43,833,381
                                                                   -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
Investment Transactions                                           (64,988,434)
Futures Contracts                                                    (551,109)
Foreign Currency Contracts and Translations                          (453,538)
                                                                  ------------
     Net Change in Unrealized Depreciation                        (65,993,081)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             ($18,547,257)
                                                                 =============

The Accompanying Notes are an Integral Part of the Financial Statements.
  19

THE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED OCTOBER 31
                                                                                  2000                 1999
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                                                        $   3,612,443         $  4,569,191
Net Realized Gain on Investments, Futures Contracts, and
     Foreign Currency Contracts and Transactions                               43,833,381           28,815,778
Net Change in Unrealized Appreciation (Depreciation) on Investments,
     Futures Contracts, and Foreign Currency Contracts and Translations       (65,993,081)          70,990,877
                                                                             -----------------     ---------------
     Net Increase (Decrease) in Net Assets Resulting from Operations          (18,547,257)          104,375,846
                                                                             -----------------     --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                                                 537,498,363           281,385,364
Withdrawals                                                                   (570,833,153)        (293,180,212)
                                                                             ----------------      ---------------
     Net Decrease from Transactions in Investors' Beneficial Interests        (33,334,790)         (11,794,848)
                                                                             ----------------      --------------
     Total Increase (Decrease) in Net Assets                                  (51,882,047)          92,580,998
                                                                             ----------------      ------------
NET ASSETS
Beginning of Year                                                             536,055,616           443,474,618
                                                                             ----------------      --------------
End of Year                                                                   $484,173,569         $536,055,616
                                                                             =============        ==============

SUPPLEMENTARY DATA

                                                       FOR THE YEARS ENDED OCTOBER 31
                                       2000         1999         1998         1997         1996
                                     ------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
   Net Expenses                        0.80%        0.80%        0.79%        0.77%        0.79%
   Net Investment Income               0.65%        0.95%        1.09%        1.47%        1.39%
Portfolio Turnover                      80%          70%          74%          67%          57%

    The Accompanying Notes are an Integral Part of the Financial Statements.
20

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio commenced operations on October 4, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $160,213,973 on that date from The Pierpont International Equity Fund, Inc. in exchange for a beneficial interest in the Portfolio. At that date, net unrealized appreciation of $11,116,204 was included in the contributed securities. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the Portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    SECURITY VALUATIONS--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS--The Portfolio may enter into futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Portfolio. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Portfolio will recognize a gain or loss when the contract is closed or expires.

    FOREIGN CURRENCY TRANSACTIONS--All assets and liabilities initially expressed in foreign currencies are trans- lated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

    Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to manage the Portfolio's exposure to foreign currency exchange fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

may arise if the counterparties do not perform under  the contract terms.

    INCOME TAX STATUS--The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the provisions of the Internal Revenue Code.

    FOREIGN TAXES--The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADVISORY--The Portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the Portfolio pays JPMIM at an annual rate of 0.60% of the Portfolio's average daily net assets.

    The Portfolio may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Portfolio investment in an affiliated money market fund.

    ADMINISTRATIVE SERVICES--The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    ADMINISTRATION--The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    FUND SERVICES--The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of PGI.

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $1,700.

THE INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of October 31, 2000, accumulated net unrealized appreciation was $58,255,223, based on the aggregate cost of investments for federal income tax purposes of $419,367,355, which consisted of unrealized appreciation of $88,249,036 and unrealized depreciation of $29,993,813.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS
    During the year ended October 31, 2000, the Portfolio purchased $419,718,180 of investment securities and sold $430,420,554 of investment securities other than U.S. government securities and short-term investments.

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF CREDIT RISK
    The Portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

--------------------------------------------------------------------------------
6. CREDIT AGREEMENT
    The Portfolio is party to revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements which are included elsewhere in this report.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS
    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Investors of
The International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The International Equity Portfolio (the "Portfolio") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

[back cover]

J.P. MORGAN INSTITUTIONAL FUNDS
       Federal Money Market Fund
           ---------------------------------------------------------------------
       Prime Money Market Fund
           ---------------------------------------------------------------------
       Treasury Money Market Fund
           ---------------------------------------------------------------------
       Tax Aware Enhanced Income Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       Tax Exempt Money Market Fund
           ---------------------------------------------------------------------
       Short Term Bond Fund
           ---------------------------------------------------------------------
       Bond Fund
           ---------------------------------------------------------------------
       Global Strategic Income Fund
           ---------------------------------------------------------------------
       Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       California Bond Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       New York Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       Diversified Fund
           ---------------------------------------------------------------------
       Disciplined Equity Fund
           ---------------------------------------------------------------------
       Large Cap Growth Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       Market Neutral: Institutional Shares
           ---------------------------------------------------------------------
       Tax Aware U.S. Equity: Institutional Shares
           ---------------------------------------------------------------------
       Tax Aware Discipline Equity Fund:
           Institutional Shares
           ---------------------------------------------------------------------
       U.S. Equity Fund
           ---------------------------------------------------------------------
       U.S. Small Company Fund
           ---------------------------------------------------------------------
       Emerging Markets Equity Fund
           ---------------------------------------------------------------------
       European Equity Fund
           ---------------------------------------------------------------------
       International Equity Fund
           ---------------------------------------------------------------------
       International Opportunities Fund
           ---------------------------------------------------------------------
       SmartIndex(tm) Fund: Institutional Shares
           ---------------------------------------------------------------------
       For more information on the J.P. Morgan
           Institutional Funds, call J.P.
           Morgan  Funds Services at (800) 766-7722.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                   MAILING
500 Stanton Christiana Road                                    INFORMATION
Newark, Delaware 19713-2107

IN-ANN-23758   1000